UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2025

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street
Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Financing

On September 28, 2025, Jaguar Health, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Brown Stone Capital Limited (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) (i) 161,583 shares (“Shares”) of the Company’s voting common stock, par value 0.0001 (the “Common Stock”) and (ii) 479,442 pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares” and together with the Shares and the Pre-Funded Warrants, the “Securities”).

The purchase price of the Shares is $1.56 per share and the purchase price for the Pre-Funded Warrants is $1.56 minus $0.0001. The Company intends to use the proceeds from the Private Placement for working capital and general corporate purposes and repayment of existing convertible notes. The Pre-Funded Warrants will be exercisable, in whole or in part, at any time after the closing of the Private Placement.

The Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type. In addition, the Company agreed to file a registration statement on Form S-3 with the U.S. Securities and Exchange Commission by October 9, 2025 to register the resale of the Shares and the Pre-Funded Warrant Shares.

The foregoing summary of the Pre-funded Warrants and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Pre-Funded Warrant and the Purchase Agreement, copies of which attached as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The Securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Pre-Funded Warrant, dated September 28, 2025, by and between Jaguar Health, Inc. and Brown Stone Capital Limited

10.1	Securities Purchase Agreement, dated September 28, 2025, by and between Jaguar Health, Inc. and Brown Stone Capital Limited

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: October 1, 2025	By:	/s/ Lisa A. Conte
Lisa A. Conte
Chief Executive Officer & President